UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SILEXION THERAPEUTICS CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-3-7564999
_______, 2025

Dear Shareholder:

You are cordially invited to attend an extraordinary general meeting (the “extraordinary general meeting” or “meeting”) of Silexion Therapeutics Corp (“Silexion”, the “Company”, “our company”, “we” or “us”), which will be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on _____, 2025 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not speak at or vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/silexion/____, or by calling 1-800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID __________#.

At the extraordinary general meeting, we will present for your approval an increase to the authorized share capital of the Company, from US$20,000 divided into 1,481,482 ordinary shares of a par value of US$0.0135 each (which will be our authorized share capital upon the effectiveness of the 1-for-15 reverse share split that will occur prior to the start of trading on July 29, 2025), to US$121,500 divided into 9,000,000 ordinary shares of a par value of US$0.0135 each.

We refer to the foregoing proposal as the “Authorized Share Capital Increase Proposal” or the “proposal”. Under the laws of the Cayman Islands and Article 17.1.1 of our Amended and Restated Articles of Association, the approval of the Authorized Share Capital Increase Proposal requires an ordinary resolution adopted by a majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution. Abstentions will have no effect on the outcome of the vote on the proposal under Cayman Islands law.

The Authorized Share Capital Increase Proposal is intended to enable us to achieve and maintain compliance with Nasdaq Listing Rule 5550(b)(1), which requires that our company have at least $2.5 million of shareholders’ equity under the Equity Standard of the Nasdaq Capital Market, on which our ordinary shares and warrants are listed. As a result of the favorable decision of the Nasdaq hearings panel that was rendered to our company on July 7, 2025, in order to maintain our Nasdaq listing, we need to achieve at least $2.5 million of shareholders’ equity by September 19, 2025 and sustain that minimum level of shareholders’ equity on an ongoing basis for the foreseeable future. Our issuance of equity securities in value-enhancing transactions, whether extraordinary or ordinary-course, will serve as the primary means by which we can effectively achieve that goal, and for that, we will need additional authorized share capital. Our Nasdaq listing is a critical asset of our company and our shareholders, as it enhances the price and liquidity of, and the trading market for, our securities, and it is therefore in the best interest of our shareholders that we preserve it.

Beyond the purpose of maintaining our Nasdaq listing, we require the increased share capital for the basic financing needs of our operations and potential business development transactions, in keeping with our goal of creating substantive value for our shareholders. As we navigate the upcoming critical period in the pre-clinical and clinical development of our innovative RNA interference (RNAi) therapies to treat solid tumors driven by KRAS mutations, we will need both sufficient funding and transactional flexibility for that development process. An enhanced authorized share capital will provide us with that requisite flexibility to conduct those financings and to explore potential business development transactions. That, in turn, can help us to advance our product candidates, as well as potential complementary assets, which together will serve as the primary means by which we can increase the value of our company and our ordinary shares for our shareholders.

Under the current authorized share capital set forth in our Amended and Restated Memorandum of Association (following the 1-for-15 reverse share split that will be effective prior to the open of trading on July 29, 2025), we have only 529,302 authorized unissued ordinary shares. That number of available shares reflects a reduction for shares underlying outstanding warrants, and shares underlying outstanding awards or reserved for future issuance under our equity incentive plans, but no reduction for shares issuable upon conversion of a promissory note that we issued to the sponsor of Moringa (with which we completed a business combination in August 2024), since the number of underlying shares under that note depends on fluctuating market prices or prices of financing transactions at which the note may be converted. That available share capital is insufficient to enable us to execute upon our commitment to achieving and maintaining compliance with the foregoing minimal Nasdaq shareholders’ equity requirement, or with our operational goals related to value creation. At the meeting, we will request our shareholders’ approval for an increase to our authorized share capital to the minimum level that is needed to enable us to restore and maintain Nasdaq listing compliance, while continuing to progress with our pre-clinical and clinical programs and with potential complementary business development opportunities for the creation of shareholder value, through the end of 2026.

The formal notice of, and the proxy statement for, the extraordinary general meeting accompany this letter.

Whether or not you plan to attend the extraordinary general meeting, it is important that your shares be represented and voted at the meeting. After reading the attached formal notice and proxy statement, please promptly vote. If you are a shareholder of record, you can vote by completing and returning the enclosed proxy card or by going online to www.cstproxyvote.com and utilizing the control number appearing on your proxy card to vote. If you hold your shares in “street name” through a bank, broker or other nominee, you can provide voting instructions to your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting, either via the enclosed voting instruction form or online— at www.proxyvote.com– as described in the enclosed instructions.

If you have any questions or need assistance voting your ordinary shares, please contact Mirit Horenshtein Hadar, our Chief Financial Officer and Secretary, by calling +972-3-756-4999, or by emailing mirit@silexion.com.

Thank you for your participation. We look forward to your continued support.

Sincerely,

/s/ Ilan Hadar
Chairman of the Board and Chief Executive Officer
ii

Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-3-756-4999

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF SILEXION THERAPEUTICS CORP (“SILEXION” OR THE “COMPANY”)

Time and Date of
Extraordinary General Meeting (the “meeting”)	9:00 a.m. Eastern Daylight Time/4:00 p.m. local (Israel) time on ______, August __, 2025

Place of Meeting
(in-person attendance)	Meitar Law Offices 16 Abba Hillel Road, 10th floor Ramat Gan, Israel 5250608

(virtual or telephonic attendance- may submit questions, but not vote)
https://www.cstproxy.com/silexion/_____. Log into the virtual site by using the control number included in your proxy materials; or call 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada- standard rates apply), conference ID: __________#.

Item of Business (the “Authorized Share Capital Increase Proposal” or the “proposal”)
Increase to the Company’s authorized share capital under paragraph 5 of the Company’s Amended and Restated Memorandum of Association from US$20,000, divided into 1,481,482 ordinary shares of a par value of US$0.0135 each (which will be the authorized share capital upon the effectiveness of the 1-for-15 reverse share split that will occur prior to the start of trading on July 29, 2025), to US$121,500, divided into 9,000,000 ordinary shares of a par value of US$0.0135 each.

Required Majority for Approval of Proposal
Under Article 17.1.1 of Silexion’s Amended and Restated Articles of Association, the approval of the proposal requires an ordinary resolution, adopted by the affirmative vote of shareholders holding ordinary shares amounting in the aggregate to at least a majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at the meeting with respect to the proposal. Abstentions and broker non-votes are not considered “actually cast” and are therefore not taken into consideration in determining whether a majority has been achieved for the proposal.

Purpose of Agenda Item
The primary purpose of the Authorized Share Capital Increase Proposal is to enable the Company to restore and then maintain thereafter its compliance with Nasdaq Listing Rule 5550(b)(1), which requires that the Company have at least $2.5 million of shareholders’ equity on a continued basis under the Equity Standard of the Nasdaq Capital Market, on which the Company’s ordinary shares and warrants are listed. The Company faces an initial deadline of September 19, 2025 for achieving that shareholders’ equity level for its securities to remain listed on Nasdaq, and must furthermore effect additional transactions thereafter that augment its shareholders’ equity, in keeping with that $2.5 million minimum. Beyond the need to comply with the Nasdaq shareholders’ equity requirement, the Company requires an enhanced authorized share capital to pursue its ongoing operational needs related to its preclinical and clinical development of RNA interference (RNAi) therapies, including financing activities, and potential business development opportunities for complementary assets. The Company intends to manage its enlarged authorized share capital to reinforce, as much as possible, the price and liquidity of, and the trading market for, its traded securities. The proposed enhanced authorized share capital is expected to suffice for the Company to maintain its requisite shareholders’ equity level and achieve the foregoing additional objectives at least through the end of 2026.

Board Recommendation	The Company’s Board of Directors recommends a vote “FOR” the Authorized Share Capital Increase Proposal.

Record Date	You are entitled to notice of, and to vote at, the meeting if you held an ordinary share of Silexion as of the close of business on ________, July __, 2025.

Additional Proxy Materials
The proposal and details with respect to the meeting are described more fully in the attached proxy statement, which we are sending (together with this notice and a proxy card or voting instruction form) to our shareholders and which we urge you to read in its entirety. Copies of this notice, the attached proxy statement and the related proxy card are also being filed with the U.S. Securities and Exchange Commission (the “SEC”) under cover of Schedule 14A, which documents may be obtained for free from the SEC’s website at www.sec.gov, the “Investors” portion of our website, www.silexion.com, or at the website for the meeting, https://www.cstproxy.com/silexion/_____ .

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Quorum Requirement
No action may be taken at the meeting unless a quorum, consisting of the holders of at least a majority of the Company’s outstanding ordinary shares, are present in person or by proxy. If a quorum is not present at the meeting within half an hour from the time designated for the meeting to begin, the chairman of the meeting will adjourn the meeting for one week, to ______, August _, 2025, at the same time and same place at which the meeting is held, at which time resolutions may be adopted solely with respect to the proposal described in this notice of the original meeting. If a quorum is not present at the reconvened meeting within half an hour from the time designated for it to begin, those shareholders present (regardless of how many) will be deemed to constitute a quorum and action may be taken on the matter on the agenda.

Required Vote
Approval of the Authorized Share Capital Increase Proposal requires the affirmative vote of shareholders holding ordinary shares amounting in the aggregate to at least a majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at the meeting with respect to such proposal. Abstentions and broker non-votes are not considered “actually cast” and are therefore not taken into consideration in determining whether a majority has been achieved for the proposal, but the ordinary shares represented thereby are considered present for purposes of the quorum requirement.

Means of Voting
The vote of each of the Company’s shareholders is important regardless of whether or not any particular shareholder attends the meeting. Accordingly, we urge you to read the attached proxy statement and vote your ordinary shares promptly, regardless of the number of ordinary shares you own.

You may vote the ordinary shares that you own directly (i.e., as a record shareholder) via proxy, by signing and returning the form of proxy in the enclosed envelope. If you prefer to vote via the internet, you may do so at www.cstproxyvote.com, by using the control number that appears towards the bottom of the physical proxy card that was sent to you. You may revoke your proxy at any time before it is voted, and you may attend the meeting and vote in person even if you have previously signed a proxy or voted via the internet. As an alternative to voting via proxy or via the internet, you may vote the ordinary shares that you own directly in person by attending the meeting.

If your ordinary shares are held in street name on Nasdaq (i.e., ordinary shares that are held through a bank, broker or other nominee), you may instruct the nominee as to how you want your ordinary shares voted, including via the internet (at www.proxyvote.com). Specific instructions as to how to vote are set forth on the enclosed voting instruction form provided by your bank, broker, or nominee.

If voting via proxy, your vote must be received by 11:59 p.m., Eastern time on ________, August __, 2025 in order to be counted towards the tally of votes on the proposals at the meeting. If submitting voting instructions via a voting instruction form or via the internet, the deadline for receipt of your voting instructions will be at such time on such date as may be indicated in the voting directions provided to you.

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Attendance at Meeting (in person)
If you are a shareholder holding ordinary shares as of the record date for the meeting (_________, 2025) and desire to attend the meeting in person, if a record shareholder, please provide at the meeting the name under which your ordinary shares are held of record and proof of ownership (a copy of your share certificate or a statement showing book-entry shares). If you hold your ordinary shares in “street name” (through a bank or broker), please bring to the meeting the required proof of ownership described for attendance at the meeting, namely: a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting, along with an account statement or other proof that shows that you owned your shares as of the record date for the meeting.

(virtual or telephonic attendance)
https://www.cstproxy.com/silexion/_____. Log into the virtual site by using the control number included in your proxy materials, or call 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada- standard rates apply), conference ID: ________#. You may submit questions, but not vote, while attending the meeting virtually or telephonically.

By Order of the Board of Directors,

/s/ Ilan Hadar
Chairman of the Board and Chief Executive Officer

_______ __, 2025

This Notice of Extraordinary General Meeting was
first published by the Company on _______, 2025.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Silexion to be held on _______, 2025:

This notice and the accompanying proxy statement are available free of charge at the “Investors”
portion of the Company’s website, www.silexion.com, and at
https://www.cstproxy.com/silexion/_________.

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Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-3-7564999

PROXY STATEMENT
FOR EXTRAORDINARY GENERAL MEETING

INFORMATION CONCERNING VOTING AND SOLICITATION

This proxy statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of Silexion Therapeutics Corp, a Cayman Islands exempted company (“we,” “us,” “our,” “Silexion,” the “Company” or “our company”), of proxies in the accompanying form to be used at the extraordinary general meeting of the Company (the “extraordinary general meeting” or “meeting”) to be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on ______, August __, 2025 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not speak at or vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/ silexion/_____ or by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID ________#.

This proxy statement is being mailed to shareholders on or about _______, ____, 2025.

IMPORTANT:
Please promptly vote via the enclosed proxy card or voting instruction form, or via the Internet, by following the instructions appearing on the enclosed proxy card or provided by your broker, bank or nominee, so that your shares can be represented at the extraordinary general meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE EXTRAORDINARY GENERAL MEETING

Q. Why am I receiving these materials?

A. Our Board is soliciting your proxy to vote at the extraordinary general meeting of Silexion, including at any adjournments or postponements of the meeting. The extraordinary general meeting will be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on ________, August _, 2025 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, as well as virtually. You are invited to attend the extraordinary general meeting via live audio webcast, although you will be unable to vote on the proposals described in this proxy statement in person at the meeting if you attend in that manner. You do not need to attend the meeting in person to vote your shares, however. Instead, you may follow the instructions below to submit your proxy or voting instructions via a physical proxy card or voting instruction form, or via the Internet. Shareholders are encouraged to vote, or to submit voting instructions to their bank, broker or other nominee, by Internet as early as possible in advance of the extraordinary general meeting to avoid processing delays.

Q. Why are you holding the extraordinary general meeting?

A. We are holding the extraordinary general meeting in order to obtain our shareholders’ approval for an increase to the authorized share capital of the Company (as set forth in paragraph 5 of our Amended and Restated Memorandum of Association (the “Memorandum of Association”)) from US$20,000 divided into 1,481,482 ordinary shares of a par value of US$0.0135 each (which will be our authorized share capital upon the effectiveness of the 1-for-15 reverse share split that will occur prior to the start of trading on July 29, 2025), to US$121,500 divided into 9,000,000 ordinary shares of a par value of US$0.0135 each. We refer to the foregoing proposed increase as the “Authorized Share Capital Increase Proposal” or the “proposal”.

Q. Why are you seeking approval for an increase in the Company’s authorized share capital at the extraordinary general meeting?

A. The increase in authorized share capital pursuant to the Authorized Share Capital Increase Proposal is needed to enable us to both (i) preserve our current listing on the Nasdaq Capital Market, and (ii) fund vital working capital for our operations that will further the pre-clinical and clinical development of our innovative RNA interference (RNAi) therapies and, potentially, pursue business development transactions for complementary assets.

As a result of our appeal of a delisting notice to a Nasdaq hearings panel, for which a hearing was held on June 26, 2025 and a decision was rendered on July 7, 2025, we have been granted an exception whereby we have until September 19, 2025 to achieve at least $2.5 million of shareholders’ equity and thereby comply with all listing requirements under the Equity Standard of the Nasdaq Capital Market, on which our ordinary shares and warrants are listed. We are furthermore required to evidence the ability to sustain that minimum level of shareholders’ equity on an ongoing basis for the foreseeable future. Our issuance of equity securities in value-enhancing transactions, whether extraordinary or ordinary-course, will serve as the primary means by which we can effectively achieve that goal, and for that, we will need additional authorized share capital.

Beyond the purpose of maintaining our Nasdaq listing, we require increased share capital for the basic financing needs of our operations and, potentially, for business development transactions, in keeping with our goal of creating substantive value for our shareholders. As we navigate the upcoming critical period in the pre-clinical and clinical development of our RNAi therapies to treat solid tumors driven by KRAS mutations, we will need both sufficient funding and transactional flexibility for that development process. An enhanced authorized share capital will enable us to effect basic financing activities and will furthermore provide us with the requisite flexibility to potentially pursue value-enhancing business development opportunities related to complementary assets. Those activities and opportunities can, in turn, help us to advance our product candidates and, potentially, complementary product candidates, whereby we can increase the value of our company and our ordinary shares for our shareholders.

Under our current authorized share capital (following the 1-for-15 reverse share split to be effected prior to the open of trading on July 29, 2025), we have only 529,302 available, unissued ordinary shares under our Memorandum of Association. That number of available shares reflects a reduction for shares underlying outstanding warrants and outstanding equity awards, as well as shares reserved for future issuance under our equity incentive plans, but no reduction for shares issuable upon conversion of the promissory note that we issued to the sponsor of Moringa (with which we completed a business combination in August 2024), under which the number of underlying shares depends on fluctuating market prices or prices of financing transactions at which the note may be converted. That available, unissued share capital does not enable us to execute upon our commitment to achieving and maintaining compliance with the foregoing minimal Nasdaq shareholders’ equity requirement, or with our operational goals of value creation. The enhanced authorized share capital amount for which we seek approval at the meeting is at the estimated minimum level needed to enable our restoring and maintaining Nasdaq listing compliance, while continuing to progress with our pre-clinical and clinical programs, and potential complementary opportunities, for the creation of shareholder value, through the end of 2026.

Q. Will the increase to Silexion’s authorized share capital lead to a dilution of my holdings in Silexion and a reduction in the price of Silexion’s ordinary shares?

A. The increase in authorized share capital to be effected pursuant to the Authorized Share Capital Increase Proposal will not, in and of itself, involve the issuance of any additional securities by our company, and, therefore, will not cause any dilution to your percentage holdings in Silexion. Inevitably, once we have an enhanced authorized share capital, the transactions that we will enter into in order to raise, and maintain, our shareholders’ equity level in compliance with the $2.5 million minimum shareholders’ equity requirement prescribed by the Equity Standard of the Nasdaq Capital Market, will involve the issuance of a significant number of ordinary shares. That, in turn, could result in a drop in the trading price per share of our ordinary shares. Please see the risks related to our prospective increased authorized share capital under “Risks Related to Authorized Share Capital Increase” below in this proxy statement. Nevertheless, we intend to be as selective as possible before issuing share capital, to ensure that the terms of transactions in which we issue shares are consistent with our strategic goal of supporting value enhancement for our shareholders and buttressing the price of our ordinary shares. We will carefully manage our enhanced authorized share capital to support and reinforce, as much as possible, the price and liquidity of, and the trading market for, our traded securities.

It is furthermore crucial to keep in mind that our Nasdaq listing is a critical asset of our company and our shareholders, as it enhances the price and liquidity of, and the trading market for, our securities, and it is therefore in the best interest of our shareholders that we preserve it. It is therefore extremely important that we achieve and maintain compliance with the $2.5 million minimum shareholders’ equity requirement for continued listing on the Nasdaq Capital Market, which requires, as a prerequisite, that we enhance our authorized share capital that can be utilized towards that goal.

Q. Will there be any other items of business on the agenda?

A. Other than the Authorized Share Capital Increase Proposal, there are no other agenda items that we plan to present at the extraordinary general meeting.

Q. Who is entitled to vote?

A. Shareholders of record at the close of business on the record date, July _, 2025 (the “record date”), may vote at the extraordinary general meeting. In addition, shareholders holding ordinary shares beneficially (in “street name”) (as described in response to the next question) as of the record date may instruct the record holder through which the shares are held how to vote their shares at the extraordinary general meeting. Each shareholder is entitled to one vote on each proposal for each ordinary share held— whether of record or beneficially— as of the record date. As of the close of business on ____, July __, 2025, there were _________ of our ordinary shares outstanding.

Q. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A. Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, a shareholder of record. The notice of the meeting (along with the cover letter and this proxy statement) have been sent directly to you by us.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”. The notice of the meeting (along with the cover letter and this proxy statement) have been forwarded to you by your broker, bank, or nominee, which is considered, with respect to those shares, the shareholder of record.

Q. How do I vote?

A. You may vote through any of the following methods:

By Internet - Shareholders of record may submit proxies prior to the extraordinary general meeting by going online to www.cstproxyvote.com and utilizing the control number appearing on their proxy cards, in accordance with the Internet voting instructions on the proxy cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees (in most cases, www.proxyvote.com).

By Mail - Shareholders of record may submit a hard copy of the proxy card that was included with this proxy statement that was mailed to them (assuming that they received a hard copy of this proxy statement and the proxy card) by completing, signing and dating the proxy card and returning it in the prepaid envelope enclosed with the proxy card. Please sign your name exactly as it appears on the proxy card. If you return your signed proxy card but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the proposal. Shareholders who hold ordinary shares beneficially in street name may provide voting instructions by mail by completing, signing, dating and mailing, in the enclosed prepaid envelope, the voting instruction form provided to them by their brokers, banks or other nominees (assuming that they received a hard copy of the voting instruction form).

In Person - Shareholders of record who attend the extraordinary general meeting in person may vote at the extraordinary general meeting, in which case any votes that they have previously submitted (via either of the above-described methods for voting) will be superseded by the vote that they cast at the extraordinary general meeting. Any such shareholder of record needs to bring proof of ownership of his, her or its ordinary shares (such as a statement showing book-entry shares) as of the record date for the meeting. Shares held beneficially in street name may be voted in person at the meeting only if the beneficial owner brings the requisite documentation, namely: (i) proof that he, she or it owned the shares in a brokerage, trustee or nominee account as of the record date (such as a brokerage account statement), and (ii) a legal proxy from the broker, trustee or nominee that owns the shares of record giving the beneficial owner the right to vote the shares. Even if you plan to attend the meeting in person, we recommend that you also vote via the internet, or submit your proxy card or voting instruction form, as described above, so that your vote will be counted if you later decide not to attend the meeting.

Please note that shares held in your name as a shareholder of record or shares owned by you beneficially may not be voted while you attend the extraordinary general meeting virtually. You will be able to listen to the proceedings at the meeting via virtual attendance, and you will be able to submit a question to the parties at the meeting virtually. However, you will not be able to speak at the meeting or to submit your vote via virtual attendance. To attend the meeting virtually, please go to https://www.cstproxy.com/ silexion/____.

Even if you plan to attend the extraordinary general meeting in person and vote at the meeting, we recommend that you also vote or submit your voting instructions via the Internet, or via the mail, prior to the meeting so that your vote will be counted if you later decide not to attend the meeting in person.

Q. Can I change my vote or revoke my proxy?

A. You may change your vote or revoke your proxy or voting instructions at any time prior to the deadline for voting or submitting voting instructions prior to the extraordinary general meeting. If you submitted your proxy or voting instructions by Internet, you may change your vote or voting instructions, or revoke your proxy or voting instructions by entering the relevant Internet site and submitting a later-dated Internet proxy or later-dated voting instructions.

If you are a shareholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the extraordinary general meeting, a valid, later-dated proxy card. Attendance at the extraordinary general meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised, or you vote in person at the extraordinary general meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your voting instructions previously submitted to your broker, bank or other nominee in person at the meeting, you must obtain a legal proxy through your broker, bank or nominee and present it to the tabulation agent in advance of the extraordinary general meeting. Please consult the voting instructions provided to you by your broker, bank or other nominee or please contact your broker, bank or nominee for more information.

Q. What majority is needed for approval of the Authorized Share Capital Increase Proposal, and how are votes counted?

A. Under the laws of the Cayman Islands and Article 17.1.1 of our Amended and Restated Articles of Association (the “Articles”), the approval of the Authorized Share Capital Increase Proposal requires the affirmative vote of an ordinary resolution under Cayman Islands law, being a resolution passed by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution. Abstentions will have no effect on the outcome of the vote on the proposal under Cayman Islands law.

If you provide your vote or voting instructions on the proposal, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form but do not provide a vote or voting instructions, your shares will be voted in accordance with the recommendation of our Board (i.e., “FOR” the Authorized Share Capital Increase Proposal).

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may be subject to a “broker non-vote”. Generally, a broker non-vote occurs on a matter when a broker or nominee does not have discretionary voting authority to vote on that matter without instructions from the beneficial owner and instructions are not given. Discretionary items are proposals considered “routine” under the rules governing brokers and nominees. For such proposals considered “routine”, the broker or nominee may exercise discretion and vote your shares, despite your lack of instruction. In tabulating the voting result, shares that constitute broker non-votes are not considered votes cast. Thus, broker non-votes will not affect the outcome of the vote on any non-routine proposal as to which a broker lacks voting discretion and therefore does not cast a vote on behalf of the underlying shareholder (assuming that a quorum is obtained). The Authorized Share Capital Increase Proposal is considered non-routine, and broker non-votes may be expected with respect to that proposal

The table below summarizes the vote required to approve the Authorized Share Capital Increase Proposal to be considered at the extraordinary general meeting, the Board’s recommendation as to how to vote, and the impact of abstentions and broker non-votes on the tally of votes:

Proposal	Board Recommendation	Vote Required for Approval	Effect of Abstentions(1)	Broker Discretionary Voting Allowed?(2)

Authorized Share Capital Increase Proposal	FOR	The affirmative vote “FOR” by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy.	No effect. Not considered votes cast on this proposal.	No. Brokers without voting instructions will not have discretionary authority to vote.

(1)	As noted below, abstentions will be counted as present for purposes of establishing a quorum at the extraordinary general meeting.
(2)
Only relevant if you are the beneficial owner of shares held in street name. If you are a shareholder of record and you do not cast your vote, a vote will not be cast on your behalf on the proposal at the extraordinary general meeting.

Q. What constitutes a quorum?

A. The presence in person or by proxy at the extraordinary general meeting of the holders of a majority of the ordinary shares outstanding on the record date (______, 2025) will constitute a quorum. As of the close of business on that date, there were _________ ordinary shares issued and outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Under Article 21.3 of the Articles, to the extent there is no quorum present within half an hour from the time designated for the meeting to commence, the meeting will be adjourned to the same day in the next week at the same time, i.e., ______, 2025 at 9:00 am Eastern time (US)/4:00 pm local (Israeli) time, and at the same location, or to such other day, time or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time designated for the meeting to commence, the shareholders present (regardless of how many) shall be considered a quorum, and we may proceed to present, and conduct a vote on, the Authorized Share Capital Increase Proposal.

Q. How are proxies solicited?

A. Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our ordinary shares.

Q. Why are we holding the extraordinary general meeting also in virtual format?

A. The extraordinary general meeting will be held in primary part in person, but we will also enable shareholders to attend via a virtual meeting format, whereby our shareholders will be able to listen to the proceedings and raise questions to the officers of the Company who are present in person, via a live audio webcast. Shareholders will not be able to vote via the virtual meeting format, however. We believe that the virtual meeting format will expand shareholder access and participation.

Q. How can I attend the extraordinary general meeting in person or virtually?

A. The extraordinary general meeting will be held at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet, by visiting https://www.cstproxy.com/silexion/___ or via telephone, by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID ________#, whereby our shareholders will be able to listen to, and submit questions during (but not vote at), the meeting. The extraordinary general meeting will begin promptly at 9:00 a.m., Eastern time (US)/ 4:00 p.m. local (Israel) time, on ________, August __, 2025. We encourage you to access the virtual meeting website prior to the start time.

AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL

Background

Rationale for Proposed Increase in Authorized Share Capital

Since the completion of the business combination transaction whereby Silexion became a public company by combining with Moringa Acquisition Corp (“Moringa”), our listing on the Nasdaq Stock Market has been a strategic asset of our company and our shareholders, as it enables us to access capital with greater ease and furthermore enhances the price and liquidity of, and the trading market for, our securities. We therefore believe that it is in the best interest of our company and our shareholders that we preserve it.

Despite our earlier listing deficiencies that had led to our receipt of a delisting notice, we appealed that notice and on July 7, 2025 we received a favorable decision from a hearings panel of Nasdaq, granting our request to remain listed on Nasdaq, subject to certain conditions, and providing for the transfer of the listing of our ordinary shares and warrants from the Nasdaq Global Market to the Nasdaq Capital Market. Under the terms of the decision reached by the hearings panel, the continued listing of our securities on the Nasdaq Capital Market will be conditioned on our fulfillment of the compliance plan that we presented in connection with our June 26, 2025 hearing before the panel. That plan was designed to enable us to achieve at least $2.5 million of shareholders’ equity (the “shareholders’ equity requirement”) and thereby comply with the Equity Standard for listing on the Nasdaq Capital Market on a continued basis. The terms of the compliance plan require, in primary part, that on or before September 19, 2025, we demonstrate our restoration of compliance with, and our expected long-term compliance with, the shareholders’ equity requirement.

The compliance plan that we presented to the Nasdaq hearings panel contemplates various value-enhancing transactions, whether extraordinary or ordinary-course, whereby we can increase our shareholders’ equity and achieve the goal of restoring our compliance with the shareholders’ equity requirement. Each of those transactions would involve the issuance of a significant number of ordinary shares and would therefore require that we have available sufficient authorized share capital.

Beyond maintaining our Nasdaq listing, we require additional available share capital for the basic financing needs of our operations and, potentially, for business development transactions, in keeping with our goal of creating substantive value for our shareholders. As we navigate the upcoming critical period in the pre-clinical and clinical development of our RNAi therapies to treat solid tumors driven by KRAS mutations, we will need both sufficient funding and transactional flexibility for that development process. An enhanced authorized share capital will enable us to effect basic financing activities (and the conversion of amounts that we owe to the Moringa sponsor into equity in connection with those financing activities, as per the terms of the $3.433 million convertible note that we had issued to it), and will furthermore provide us with the requisite flexibility to potentially pursue value-enhancing business development opportunities related to complementary assets. Those activities and opportunities can, in turn, help us to advance our product candidates and, potentially, complementary product candidates, whereby we can increase the value of our company and our ordinary shares for our shareholders. In order to accomplish that, we will also need additional authorized ordinary shares to continue to incentivize our employees (including officers) and directors and align their interests with those of our shareholders via equity grants.

Under our Memorandum of Association, our current authorized share capital (upon the effectiveness of the 1-for-15 reverse share split prior to the open of trading on July 29, 2025) consists of US$20,000 divided into 1,481,482 ordinary shares of a par value of US$0.0135 each. Of those authorized ordinary shares, 579,493 shares are issued and outstanding and 901,989 shares are authorized, unissued shares. Nevertheless, after reducing the authorized, unissued ordinary shares by shares underlying outstanding warrants (275,881), and shares underlying outstanding awards (10,238) or reserved for future issuance under our equity incentive plans (86,568) (but not for shares issuable under the convertible promissory note held by the Moringa sponsor, since the number of shares underlying that note depends on fluctuating market prices or prices of potential financing transactions), that leaves us with only 529,302 available, unissued ordinary shares. That available share capital is insufficient to enable us to issue ordinary shares to execute upon our commitment to achieving and maintaining compliance with the minimal Nasdaq shareholders’ equity requirement, the foregoing financing needs of our operations and, potentially, business development transactions to drive value creation for our shareholders.

Our Board therefore unanimously approved, at its July 16, 2025 meeting, a proposed increase of our authorized share capital, as reflected in paragraph 5 of our Memorandum of Association, from US$20,000 divided into 1,481,482 ordinary shares of a par value of US$0.0135 each (which will be our authorized share capital upon the effectiveness of the 1-for-15 reverse share split that will occur prior to the start of trading on July 29, 2025), to US$121,500 divided into 9,000,000 ordinary shares of a par value of US$0.0135 each. The proposed amendment to the text of paragraph 5 of our Memorandum of Association is set forth in Annex B to this proxy statement. Under Article 17.1.1 of the Articles, the proposed increase to our authorized share capital requires approval by our shareholders, via an ordinary resolution, and our Board therefore also approved the convening of the extraordinary general meeting promptly, to seek approval for that increase.

We believe that the enhanced authorized share capital amount for which we seek approval at the meeting is at the estimated minimum level needed to enable our restoring and maintaining Nasdaq listing compliance, while continuing to progress with our pre-clinical and clinical programs, and potential complementary opportunities, for the creation of shareholder value, through the end of 2026.

If this proposal is not approved by Silexion’s shareholders, we will not have enough ordinary shares available to achieve the goal of restoring our compliance with the Nasdaq shareholders’ equity requirement, and will be subject to the delisting of our ordinary shares and warrants in the near future.

Effect on Outstanding Ordinary Shares

Approval of this proposal and the potential future issuance of any additional ordinary shares would not, in and of itself, affect the rights of the holders of our currently issued ordinary shares, except for, with respect to the issuance of additional ordinary shares, effects incidental to increasing the number of ordinary shares in issue, such as dilution of the earnings or loss per ordinary share (if any) and voting rights of current holders of ordinary shares. Please see the risks related to our prospective increased authorized share capital under “Risks Related to Authorized Share Capital Increase” below in this proxy statement.

Illustration

For purposes of illustration of our current insufficient number of authorized ordinary shares, the following table contains approximate information relating to our authorized ordinary shares following the 1-for-15 reverse share split that will become effective prior to the open of trading on July 29, 2025:

Current Number of Authorized Ordinary Shares, Total	1,481,482
Authorized Ordinary Shares, Issued(1)	579,493
Authorized Ordinary Shares, Unissued	901,989
Ordinary shares reserved for future grants pursuant to equity incentive plans	86,568
Ordinary shares subject to outstanding equity- based awards	10,238
Shares issuable upon exercise of outstanding warrants	275,881
Remaining authorized, unissued available Ordinary Shares(2)	529,302

(1)
The number of issued ordinary shares resulting from the 1-for-15 reverse share split as provided in this table is an estimate and is subject to adjustment due to potential rounding up of fractional shares held by shareholders who are DTC participants.

(2)
Some of these available ordinary shares will need to be issued upon the conversion of amounts owed by our company to the Moringa sponsor under a convertible promissory note. Because the number of shares underlying that note depends on fluctuating market prices or prices of potential financing transactions, we are unable to estimate the number of shares that will need to be reserved for issuance under that note, and we have therefore not reduced the number of authorized, unissued available shares by those shares.

Proposed Resolution

At the extraordinary general meeting, our Board will present to our shareholders the following resolution:

RESOLVED, as an ordinary resolution, that the authorized share capital of the Company be increased as follows:

from US$20,000 divided into 1,481,482 ordinary shares of a par value of US$0.0135 each,

to US$121,500 divided into 9,000,000 ordinary shares of a par value of US$0.0135 each as set forth in Annex B to the proxy statement with respect to the extraordinary general meeting of Silexion.

Vote Required for Approval

Under Article 17.1.1 of our Articles, the approval of the Authorized Share Capital Increase Proposal requires the affirmative vote of an ordinary resolution, being a resolution passed by an ordinary majority of Silexion’s shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution.

Board Recommendation

The Board unanimously recommends a vote “FOR” the proposed increase to the authorized share capital of the Company pursuant to the Authorized Share Capital Increase Proposal.

RISK FACTORS RELATED TO AUTHORIZED SHARE CAPITAL INCREASE

The approval of the Authorized Share Capital Increase Proposal carries with it the following attendant risks (among other potential risks):

As a result of the proposed increase in our authorized share capital, a substantial additional number of our ordinary shares may be issued pursuant to various transactions, which could cause (i) the price of the ordinary shares to decline, and (ii) substantial dilution to our existing shareholders.

If the Authorized Share Capital Increase Proposal is approved, the number of ordinary shares authorized for issuance under our Memorandum of Association will increase immediately by 7,518,518 ordinary shares, to 9,000,000 ordinary shares, which represents an increase of 507% relative to our existing number of authorized ordinary shares.

This proposed increase is expected to be utilized for the issuance of a significant number of ordinary shares in various types of transactions. Such transactions are expected to include, without limitation: public offerings or other continuous financing activities to fund our pre-clinical and clinical programs; conversion of the promissory note held by the Moringa sponsor into ordinary shares; business development transactions in which we may seek to acquire assets that are complementary to our current product candidates; exercises (whether induced or not) of our outstanding warrants; and equity grants to our employees (including officers), directors and consultants under our equity incentive plans. The cumulative effect of those transactions would be the issuance of additional ordinary shares that together exceed our existing issued and outstanding share capital several times over. Our Board will have considerable discretion with respect to our entry into most of these transactions. While the Board intends to carefully manage our enhanced authorized share capital to support and reinforce, as much as possible, the price and liquidity of, and the trading market for, our traded securities, there is no guarantee that it can successfully do so. The potential transactions would lead to the issuance of ordinary shares in quantities or in a manner that may be dilutive to our existing shareholders, reducing their voting power as well as their percentage economic interest in our company.

Depending on market liquidity at the time, resales of newly issued ordinary shares made available as a result of the increase to our authorized share capital and issued pursuant to the above-described transactions may cause the trading price of our ordinary shares to decrease, and any such decrease could be substantial. Additionally, the anticipation that such issuances and resales may take place could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

Shares issued from our increased authorized share capital may have additional adverse effects on our existing shareholders.

Our utilization of the increase in our authorized share capital for additional significant issuances of ordinary shares may have additional adverse impacts on our existing shareholders beyond a decline in the trading price and dilution (as identified in the previous risk factor). Depending on the amount of consideration received in connection with future issuance transactions, such transactions could also reduce shareholders’ equity on a per-share basis. The purposes of the enhanced authorized share capital are, primarily, (i) to enable us to enter into transactions that increase our overall shareholders’ equity in order to preserve our current listing on the Nasdaq Capital Market, and (ii) to enable us to issue ordinary shares as part of funding vital working capital for our pre-clinical and clinical development of our innovative RNA interference (RNAi) therapies. Nevertheless, while the Board is not proposing the increase with the intent of using the newly-authorized reserve as an anti-takeover device, the authorized ordinary shares could, in theory, also be used to resist or frustrate a third-party transaction that is favored by a majority of our public shareholders (for example, by permitting issuances that would dilute the share ownership of a person seeking to effect a change in the composition of the Board or management of the Company or contemplating a tender offer or other transaction for the combination of the Company with another company). The newly available authorized shares resulting from the increase in our authorized share capital thus may have the potential to limit the opportunity for shareholders to dispose of their ordinary shares at a premium.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of Silexion ordinary shares as of July 15, 2025 by:

●	each person who is the beneficial owner of more than 5% of the outstanding Silexion ordinary shares;

●	the Company’s named executive officer and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership, we include, as outstanding, those ordinary shares that are subject to warrants held by that person that are currently exercisable or exercisable within 60 days of July 15, 2025. We do not deem those shares to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Silexion ordinary shares beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Silexion Therapeutics Corp, 12 Abba Hillel Road, Ramat-Gan, Israel 5250606.

The number, and percentage ownership, of ordinary shares reflected in the table and footnotes below (including ordinary shares of Moringa) are based on 579,493 ordinary shares outstanding as of July 15, 2025, and reflect, on a prospective basis, the 1-for-15 reverse share split that is being effected prior to the open of trading on July 29, 2025.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary Shares
Directors and Executive Officers of Silexion:
Ilan Hadar	2,078	(2)	*
Dror Abramov	295		*
Ruth Alon	403		*
Ilan Levin(3)	15,309	(4)	2.6%
Avner Lushi(5)	14,720	(6)	2.5%
Shlomo Noy(7)	14,720	(6)	2.5%
Amnon Peled	-		-
Dr. Mitchell Shirvan	1,460	(8)	* %
Mirit Horenshtein Hadar, CPA	421		*

All executive officers and directors as a group (8 individuals)	34,686	(9)	6.0%
Five Percent Holders:
Hudson Bay Master Fund(10)	49,383		7.9%
Entities affiliated with Anson Advisors Inc and Anson Funds Management LP(11)	49,383		7.9%

*Less than 1%.

(1)	Unless otherwise noted, the business address of each beneficial owner listed in the above table is c/o Silexion Therapeutics Corp, 12 Abba Hillel Road, Ramat Gan, Israel 5250606.

(2)	Includes 956 ordinary shares issuable upon exercise of options, at an exercise price of $907.65 per share, all of which are vested and currently exercisable.

(3)
The shares reported in this row are held of record by Moringa Sponsor, LP (the “Sponsor”), and/or by Greenstar, L.P. (the “PIPE Investor”), each a Cayman Islands exempted limited partnership, as described in footnote (4) below. Moringa Partners Ltd., an Israeli company that is wholly-owned by Mr. Ilan Levin, serves as the sole general partner of each of the Sponsor and the PIPE Investor. Mr. Levin, a director of Silexion, is the sole director of that general partner. As a result of his ownership of that general partner, Mr. Levin possesses sole voting and investment authority with respect to the shares indirectly held by the Sponsor and the PIPE Investor. The limited partnership interests of the Sponsor and the PIPE Investor are held by various individuals and entities, including Mr. Levin. Mr. Levin disclaims beneficial ownership of the securities held by the Sponsor and the PIPE Investor other than to the extent of his direct or indirect pecuniary interest in such securities. The address of each of the entities beneficially owning the shares that are reported in this row is c/o Moringa Acquisition Corp, 250 Park Avenue, 7th floor, New York, NY 10177.

(4)
Consists of the total of: (i) 9,906 ordinary shares issued to the Sponsor as Sponsor Investment Shares (as defined under the business combination agreement by and among (among other parties) Moringa, Silexion Therapeutics Ltd. and the Company (the “Business Combination Agreement”)); (ii) 2,614 ordinary shares issued to the Sponsor upon the closing of the business combination under the Business Combination Agreement (the “Business Combination”) due to the conversion, on a one-for-one basis, of the 2,614 Moringa private shares held by it; (iii) 1,307 ordinary shares underlying Silexion warrants issued to the Sponsor upon the closing of the Business Combination due to the conversion, on a one-for-one basis, of the 1,307 Moringa private warrants held by the Sponsor (which Silexion warrants became exercisable 30 days after the closing of the Business Combination); and (iv) 1,482 ordinary shares issued to the PIPE Investor, pursuant to a PIPE financing. The foregoing beneficial ownership of ordinary shares by the Sponsor does not include any ordinary shares that may be issued to the Sponsor upon conversion of amounts owed by Silexion to the Sponsor under a convertible promissory note issued by Silexion to the Sponsor, as the potential number of such shares, and the timing of issuance of such shares, cannot be determined in advance.

(5)
The ordinary shares reported in this row consist entirely of ordinary shares held of record by Guangzhou Sino-Israel Biotech Fund (“GIBF”), with respect to which Mr. Lushi possesses shared voting and investment authority as a result of his serving as a Managing Partner and CEO of GIBF.

(6)
Consists of (i) 13,599 ordinary shares issued to GIBF at the closing of the Business Combination in respect of its transfer of its noncontrolling interest in our Chinese subsidiary, Silenseed (China) Ltd., to our company, and (ii) 1,121 ordinary shares underlying fully-vested RSUs granted by our company to GIBF in respect of director services provided to our company by each of Avner Lushi and Shlomo Noy on behalf of GIBF.

(7)
The ordinary shares reported in this row consist entirely of ordinary shares held of record by GIBF, with respect to which Mr. Noy possesses shared voting and investment authority as a result of his serving as Chief Medical Officer of GIBF.

(8)	Includes 478 ordinary shares issuable upon exercise of options, at an exercise price of $907.65 per share, all of which are vested and currently exercisable.

(9)
The number of ordinary shares reported in this row for all executive officers and directors as a group excludes shares underlying options and RSUs granted to the non-employee directors in February 2025, as those options and RSUs will not vest within 60 days of July 15, 2025.

(10)
Represents 49,383 ordinary shares issuable upon exercise of warrants issued in connection with a warrant inducement exercise transaction that we entered into in January 2025 in respect of certain of our outstanding warrants (the “Warrant Inducement Transaction”). Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities.

(11)
Represents (i) 38,519 ordinary shares issuable upon exercise of warrants issued in connection with the Warrants Inducement Transaction that are held by Anson Investments Master Fund LP (“AIMF”) and (ii) 10,864 ordinary shares issuable upon exercise of warrants issued in connection with the Warrant Inducement Transaction held by Anson East Master Fund LP (“AEMF”). Anson Advisors Inc and Anson Funds Management LP, the Co-Investment Advisers of AIMF and AEMF, hold voting and dispositive power over the ordinary shares held by each of AIMF and AEMF. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these ordinary shares except to the extent of their pecuniary interest therein. The principal business address of each of AIMF and AEMF is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

OTHER MATTERS

The Board knows of no matters, other than those referred to in this proxy statement, which may properly come before the extraordinary general meeting or other matters incident to the conduct of the meeting. As to any item or proposal that may properly come before the meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board

/s/ Mirit Horenshtein Hadar
Chief Financial Officer and Secretary

Ramat-Gan, Israel
July __, 2025

Annex A

PRELIMINARY PROXY CARD

SILEXION THERAPEUTICS CORP
12 Abba Hillel Road
Ramat-Gan, Israel 5250606

EXTRAORDINARY GENERAL MEETING
OF THE COMPANY

_____________, 2025

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF THE COMPANY
TO BE HELD ON AUGUST __, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, each dated July __, 2025, (the “Proxy Statement”) in connection with the extraordinary general meeting of Silexion Therapeutics Corp (“Silexion” or the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m., Eastern time (4:00 p.m., local time) on August __, 2025 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the proposal appearing on the reverse side, and hereby appoints Ilan Hadar, Mirit Horenshtein Hadar and Jonathan M. Nathan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of the Company to be held on August __, 2025:

The Notice of Meeting and the accompanying Proxy Statement are available at:
https://www.cstproxy.com/silexion/_________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL.	Please mark votes as indicated in this example: ☒

	FOR	AGAINST	ABSTAIN
Authorized Share Capital Increase Proposal. An increase (pursuant to an ordinary resolution) to the authorized share capital of the Company, from US$20,000 divided into 1,481,482 ordinary shares, par value US$0.0135 each, to US$121,500 divided into 9,000,000 ordinary shares, par value  US$0.0135 each
	☐	☐	☐

Date: _______________, 2025
Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ABOVE PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

A - 2

Annex B

Amendment to Authorized Share Capital Under Silexion Therapeutics Corp Memorandum of Association

Paragraph  5 of the Silexion Therapeutics Corp Amended and Restated Memorandum of Association is hereby amended and restated in its entirety as follows:

“5. The authorized share capital of the Company is US$121,500, divided into 9,000,000 Ordinary Shares of a par value of US$0.0135 each.”